UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) May 1, 2008



                           GENERAL MOTORS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



       STATE OF DELAWARE               1-143                38-0572515
       (State or other           (Commission File        (I.R.S. Employer
        jurisdiction of              Number)            Identification No.)
        Incorporation)


      300 Renaissance Center, Detroit, Michigan              48265-3000
      -----------------------------------------              ----------
      (Address of Principal Executive  Offices)              (Zip Code)



                                 (313) 556-5000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


===============================================================================

                                TABLE OF CONTENTS
                                -----------------

ITEM 8.01 Other Events
ITEM 9.01 Financial Statements and Exhibits
Signature
Index to Exhibits
         Sales Release and Charts Dated May 1, 2008

ITEM 8.01.  OTHER EVENTS

On May 1, 2008 General Motors Corporation (GM) issued a news release announcing April 2008 sales. The release and charts are attached as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

                                    EXHIBITS
                                    --------

Exhibits                      Description                   Method of Filing
--------                      -----------                   ----------------

Exhibit 99.1                  Sales Release and Charts      Attached as Exhibit
                              Dated May 1, 2008





                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)

Date:  May 1, 2008                   By:  /s/NICK S. CYPRUS
                                     ---  -----------------
                                          (Nick S. Cyprus, Controller
                                           and Chief Accounting Officer)